UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 3, 2007
BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)
100 Phoenix Drive
Ann Arbor, Michigan 48108
(Address of Principal Executive Offices and Zip Code)
(734) 477-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release dated April 3, 2007

Item 7.01. Regulation FD Disclosure.
     The information in this Current Report on Form 8-K will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Borders Group, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
     On April 3, 2007, Borders Group, Inc. announced a proposed underwritten public offering of $250 million principal amount of convertible senior notes due 2014.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 3, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2007	BORDERS GROUP, INC.

	By:	/s/ Edward W. Wilhelm

Edward W. Wilhelm
Executive Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 3, 2007.